SUPPLEMENT

DATED JUNE 1, 2009 TO THE

CLASS A, B, C SHARES PROSPECTUS DATED MARCH 1, 2009

FOR THE HARTFORD MUTUAL FUNDS (THE "PROSPECTUS")

At a meeting of the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Board”) on May 6, 2009, the Board voted to close Class B shares of The Hartford Mutual Funds to new investments.

Accordingly the following changes have been made to the Prospectus effective June 1, 2009.

The chart entitled “Share Classes Offered by Each Hartford Mutual Fund” in the section entitled “INTRODUCTION” is revised by adding a footnote 6 to the column heading “B” which reads as follows:

“Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments.”

The following paragraphs are added at the beginning of the section entitled “CLASSES OF SHARES – Choosing a Share Class”:

Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments will be allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). After the Close Date, existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders wishing to make additional investments in a Hartford Mutual Fund after the Close Date will be permitted to invest in other classes of The Hartford Mutual Funds, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordinvestor.com or by calling 1-800-843-7824. For broker-controlled accounts, new investments in Class B will not be accepted, and you should contact your Financial Advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your Financial Advisor or 1-800-843-7824 with any questions.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

DATED JUNE 1, 2009 TO THE

CLASS I SHARES PROSPECTUS DATED MARCH 1, 2009

CLASS R3, CLASS R4, CLASS R5, AND CLASS Y PROSPECTUS DATED MARCH 1, 2009

CLASS Y PROSPECTUS DATED MARCH 1, 2009

CLASS L PROSPECTUS DATED MARCH 1, 2009

FOR THE HARTFORD MUTUAL FUNDS (THE "PROSPECTUSES")

At a meeting of the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Board”) on May 6, 2009, the Board voted to close Class B shares of The Hartford Mutual Funds to new investments.

Accordingly the following changes have been made to the Prospectuses effective June 1, 2009.

The chart entitled “Share Classes Offered by Each Hartford Mutual Fund” in the section entitled “INTRODUCTION” is revised by adding footnote 6 to the column heading “B” which reads as follows:

“Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments.”

This Supplement should be retained with your Prospectus for future reference.